UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 28, 2007

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Millennium India Acquisition Company Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32931	20-4531310
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

330 East 38th Street, Suite 40H New York, NY 10016
(Address of principal executive offices)

Registrant’s telephone number:  (212) 681-6763

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

We are filing as an exhibit to this report three slides to an investor presentation that was initially filed as Exhibit 99.2 to our current report on Form 8-K dated July 19, 2007, and which describes our proposed purchase of a minority equity interest in the SMC Group.  Two of the slides, slide 12 and slide 22, replace the corresponding slides contained in the original presentation.  The third slide is added to the presentation as the penultimate slide.  The attached slides revise the original presentation as follows:

•
New slide 31 contains a quantitative reconciliation of the SMC Group’s revenue, earnings before income taxes and net income amounts for the fiscal years ended March 31, 2005, 2006 and 2007 that are included on slides 12 and 22 to the corresponding amounts reported in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd. audited in accordance with U.S. GAAP and included in our preliminary proxy statement, filed initially on August 17, 2007 and as amended on November 1, 2007.

•	Revised slide 22 includes additional information on the assumptions underlying the projected results for the SMC Group.

•	Revised slides 12 and 22 have been corrected to remove the incorrect labeling of “earnings before income taxes” as “EBITDA.”

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Millennium and the SMC Group.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of Millennium and the SMC Group’s management, are subject to risks and uncertainties which could cause actual results to differ materially from the forward-looking statements. These risk factors and other cautionary language are detailed in Millennium’s filings with the Securities and Exchange Commission, including its preliminary proxy statement, as originally filed on August 17, 2007 and amended on November 1, 2007, and reports on Form 10-Q and Form 10-K.  The information set forth herein should be read in light of such risks.

Our stockholders and other interested parties are urged to read the proxy statement regarding the proposed transaction with the SMC Group because it contains important information.  Copies of the preliminary proxy statement and other relevant documents are available without charge online at the Securities and Exchange Commission’s website (http://www.sec.gov) and by mail through requests to Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, attention: F. Jacob Cherian.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Revised Slides of PowerPoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium India Acquisition Company Inc.

Dated: November 28, 2007	By:	/s/ F. Jacob Cherian
F. Jacob Cherian
President and Chief Executive Officer